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                                                                 Exhibit 10.5

                                 PETsMART, INC.
                    1996 NON-EMPLOYEE DIRECTORS' EQUITY PLAN
               Adopted by the Board of Directors on March 28, 1996
                  Approved by the Stockholders on June 21, 1996
               Amended by the Board of Directors on March 27, 1997
             Amendment Approved by the Stockholders on June 20, 1997
                Amended by the Board of Directors on May 6, 1998


                                  INTRODUCTION

         The PETsMART, Inc. 1996 Non-Employee Directors' Equity Plan (the "Plan") was adopted on March 28, 1996 as an amendment and restatement of the 1992 Non-Employee Directors' Stock Option Plan, which was originally adopted on May 11, 1992 and was amended and restated on April 11, 1993 and on June 24, 1994. The Plan was subsequently amended by the Board on March 27, 1997 and such amendment was approved by the stockholders on June 20, 1997. The Plan was subsequently amended by the Board on May 6, 1998.

1.       PURPOSE.

         (a) The purpose of the Plan is to provide a means by which each director of PETsMART, Inc., a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company. The Plan also permits Non-Employee Directors to elect to receive their annual retainer and
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meeting attendance fees in the form of common stock of the Company and to defer such payments.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (C) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any

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option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (2)      To amend the Plan as provided in paragraph 12.

                  (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Seven Hundred Thousand (700,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

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4.       ELIGIBILITY.

         Only Non-Employee Directors of the Company may participate in the Plan.

5.       NON-DISCRETIONARY GRANTS.

         (a) Each person who is elected for the first time to be a Non-Employee Director of the Company shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) On February 10 of each year each person who is then, and who has been for at least six (6) months, a Non-Employee Director of the Company and who attended at least seventy-five percent (75%) of the regularly scheduled meetings of the Board held while such Non-Employee Director was so serving during the previous fiscal year of the Company shall be granted an option to purchase Nine Thousand (9,000) shares of common stock of the Company on the terms and conditions set forth herein. Should the date of grant set forth above be a legal holiday, such grant shall be made on the next business day.

6.       OPTION PROVISIONS.

         Each option shall contain the following terms and conditions:

         (a) No option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the option is

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exercised, or (2) by delivery to the Company of shares of common stock of the
Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (3) by a combination of such methods of payment

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. The person to whom the option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) An option shall vest with respect to each optionee as follows: (i) twenty-five percent (25%) of the total number of shares subject to the option shall vest one year after the grant date of such option and (ii) one thirty-sixth (1/36) of the remaining seventy-five percent (75%) of the shares subject to such option shall vest at the end of each additional one-month period following the vesting of the first twenty-five percent (25%) pursuant to subsection (i) above, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give

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written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If

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the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       PAYMENT OF FEES IN COMMON STOCK.

         (a) A Non-Employee Director may elect to receive payment of his or her annual retainer and meeting attendance fees from the Company in the form of common stock of the Company. Such an election shall be effective with respect to fees payable six months or more following the date of the election. An election to receive payment of fees in the form of the Company's common stock may be revoked only by a subsequent election to receive payment of fees in cash, which election shall be effective with respect to fees payable (i) six months or more after the date of the election or (ii) such shorter period, if any, as would not cause the payment of fees in common stock to be a non-exempt purchase under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") or terminate the Non-Employee Director's status as a disinterested person under Rule 16b-3. The number of shares of the Company's common stock to be paid to a Non-Employee Director shall be determined by dividing the amount of each fee payable by the fair market value of the Company's common stock on the date such fees were earned. The amount of any fractional share shall be paid in cash.

         (b) A Non-Employee Director may elect to defer payment of any annual retainer and meeting attendance fees from the Company that are payable in the form of common stock of the

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Company to a date specified by the Non-Employee Director that is on or after termination of the Non-Employee Director's service (the "deferred payment date"). An initial election to defer payment of fees must be made within 30 days following the adoption of the Plan or on or before the date of the annual meeting of the Company's shareholders preceding the date such fees would, absent the deferral election, be payable. An election to defer fees must be made: (i) within 30 days after the approval of this Plan by the Company's stockholders, or
(ii) for later elections, on or before the date of the annual meeting of the Company's shareholders immediately preceding the date the fees would otherwise be payable. A Non-Employee Director's deferred payment date may not be changed, except that it can be postponed by an amendment to the deferral election that is made at least 12 months before the original deferred payment date.

         (c) If a Non-Employee Director has elected to receive his or her fees in the form of common stock, a certificate for the number of shares of common stock to which the Non-Employee Director is entitled shall be issued as soon as reasonably practicable following the date (deferred or current) the director is to receive the fee. Prior to issuance, shares of common stock subject to a Non-Employee Director's deferral election shall be maintained as a bookkeeping entry only.

10.      MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

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         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (e) The Board shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the option agreement stating the time at which it may first be exercised or the time during which it will vest.

11.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock

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dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, to the extent permitted by applicable law, the time during which outstanding options may be exercised shall be accelerated to permit the optionee to exercise all such options prior to such merger, consolidation, reverse merger or reorganization, and the options terminated if not exercised prior to such event.

12.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3, any requirements of Section 144 of the Delaware General Corporation Law, or any Nasdaq National Market or securities exchange listing requirements.

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         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

13.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on May 11, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

14.      CONTINUATION OF PLAN.

         Notwithstanding any other provision of the Plan to the contrary, the terms of the Plan as in effect from time to time prior to this restatement shall remain in effect and shall apply to grants made under prior versions of the Plan.

15.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan as amended and restated herein shall become effective upon approval by the Board of Directors and approved by the stockholders of the Company.

         (b) No option granted after the date of this amendment and restatement of the Plan shall be exercised or exercisable unless and until the condition of subparagraph 15(a) above has been met.



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